ELECTRIFYING THE FUTURE

FCX Conference Call
4th Quarter 2021 Results

January 26, 2022

FCX LISTED NYSE

A member of ICMM International Council on Mining & Metals

fcx.com

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Cautionary Statement
Regarding Forward-Looking Statements

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This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; ore grades and milling rates; production and sales volumes; unit net cash costs; capital expenditures; operating costs; operating plans; cash flows; liquidity; PT-FI's development, financing, construction and completion of new domestic smelting capacity in Indonesia in accordance with the terms of its special mining license (IUPK); FCX's commitments to deliver responsibly produced copper, including plans to implement and validate all of its operating sites under The Copper Mark, and to comply with other disclosure frameworks; execution of FCX's energy and climate strategies and the underlying assumptions and estimated impacts on FCX's business related thereto; achievement of climate commitments by 2030 and 2050 net zero aspirations; improvements in operating procedures and technology innovations; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal proceedings; and the ongoing implementation of FCX's financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "could," "to be," "potential," "assumptions," "guidance," "aspirations," "future" and any similar expressions are intended to identify those assertions as forward-looking statements. The timing and amount of any share repurchases is at the discretion of management and will depend on a variety of factors including, but not limited to, FCX's operating performance, cash flow and financial position, the market price of the shares and general economic and market conditions. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board's discretion. The declaration and payment of dividends (base or variable) is also at the discretion of the Board and will depend on FCX's financial results, cash requirements, business prospects, global economic conditions and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, changes in FCX's cash requirements, financial position, financing or investment plans; political and social risks; changes in general market, economic, tax, regulatory or industry conditions; the ongoing COVID-19 pandemic and any future public health crisis; supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesia government's extension of PT-FI's export license after March 15, 2022; operational risks inherent in mining, with higher inherent risks in underground mining; satisfaction of requirements in accordance with PT-FI's IUPK to extend mining rights from 2031 through 2041; the Indonesia government's approval of a deferred schedule for completion of new domestic smelting capacity in Indonesia; labor relations, including labor-related work stoppages and costs; weather- and climate-related risks; environmental risks and litigation results; cybersecurity incidents; FCX's ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovation, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes.

This presentation also includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth's crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves.

This presentation also contains financial measures such as unit net cash costs per pound of copper, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles (GAAP). As required by SEC Regulation G, FCX's calculation and reconciliation of unit net cash costs per pound of copper and net debt to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 4Q21 press release, which is available on FCX's website, fcx.com. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 43.

2021 Accomplishments

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Operational

- Effective COVID management
- Effective supply chain management
- Significant volume growth
- Successful ramp-up of Grasberg underground – MAJOR ACCOMPLISHMENT
- Advancing organic growth initiatives

Financial

- Strong financial results and substantial cash flow generation
- Achieved net debt* target – reduction of $19 bn since year-end 2015
- Commenced performance-based shareholder payout framework
- Credit ratings upgraded to Investment Grade by Moody's and Fitch

ESG

- Advanced climate initiatives
- Awarded The Copper Mark for responsible production practices at 7 sites (including 4 in 2021)
- Strengthened Board with six new independent directors

*Net debt equals consolidated debt less consolidated cash. See Cautionary Statement.

Strong Execution / Favorable Markets

Copper Sales ~19% Higher
(bns)


3.2
3.8
2020
2021

Unit Net Cash Costs (1) ~9% Lower
($ per lb)


$1.48
$1.34
2020
2021

Adjusted EBITDA (2) ~160% Higher
($ bns)


$4.2
$10.9
2020
2021

Operating Cash Flows ~156% Higher
($ bns)


$3.0
$7.7
2020
2021

Net Debt (3) ~$4.7 bn Lower
($ bns)


$6.1
$1.4
2020
2021

NOTE: 2020 actuals include gold sales of 0.86 mm ozs and realized prices of $2.95/lb copper, $1,832/oz gold and $10.20/lb molybdenum.
2021 actuals include gold sales of 1.36 mm ozs and realized prices of $4.33/lb copper, $1,796/oz gold and $15.56/lb molybdenum.
(1) For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q21 press release, which is available on FCX's website.
(2) A reconciliation of 2020 and 2021 adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 43.
(3) Net debt equals consolidated debt less consolidated cash. 2021 includes $432 mm in debt associated with the Indonesia smelter project. See Cautionary Statement.

Copper – Metal of the Future

Critical to Global Decarbonization

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Intensity of Use Is Increasing with Decarbonization









More than 65% of the world's copper is used in applications that deliver electricity.

Electric vehicles use up to four times more copper than internal combustion engines.

Renewable energy technologies use four to five times more copper than fossil fuel power generation.

Copper consumption associated with electric vehicles and renewable energy technologies to grow rapidly.

Freeport is strategically positioned as a leading copper producer.

Source: International Copper Association
See Cautionary Statement.

Compelling Investment Case

For Copper & Freeport

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Rising Demand + Supply Scarcity → Structural Deficits

Rising Demand

- Global economic recovery and infrastructure development
- New demand drivers for clean energy



Supply Scarcity

- Exceptionally low visible exchange inventories
- Geology
- Permitting - longer lead times
- Pipeline is thin
  - Project approval rate has been slow in recent years

Structural Deficits

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- Responsible producer of scale
- Strong cash flows & balance sheet
- Embedded growth options
- Long-lived reserves
- Attractive capital allocation framework

See Cautionary Statement.

Long-Lived Reserve Base

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Consolidated As of 12/31/2021	Mineral Reserves [(1)] (recoverable)	Incremental Mineral Resources [(2)] (contained)
Copper *(bn lbs)*	107	191
Gold *(mm ozs)*	27	58
Molybdenum *(bn lbs)*	3.4	5.9

Copper Reserves [(1)] *By Region*



Indonesia
30%
South
America
30%
North America
40%

(1) Preliminary estimate of recoverable proven and probable consolidated mineral reserves using long-term average prices of $2.50/lb for copper, $1,200/oz for gold and $10/lb for molybdenum; FCX's net equity interest of copper mineral reserves totaled 76 bn lbs as of 12/31/2021.

(2) Includes measured, indicated and inferred mineral resources. Estimate of consolidated mineral resources (contained metal) were assessed using a long-term average copper price of $3.00/lb, gold price of $1,200/oz and molybdenum price of $12/lb. ***Mineral resources are not included in mineral reserves and will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineral resources will become proven and probable mineral reserves.***

See Cautionary Statement.



Growing Margins & Cash Flow

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- **Volume growth**

	2021 v. 2020	2022e v. 2021
Copper	~19%	~13%
Gold	~59%	~16%

- **Effective cost management**
- **Expanding margins**
- **Additional embedded growth options in portfolio**
- **Laser focused on execution**
- **Strong track record**

Annual EBITDA Estimates (1) *($ in billions)*


$10.9
$4.33/lb Cu
~$12
$4.00/lb Cu
~$16
$5.00/lb Cu
2021 Actual
2023e/2024e Avg

(1) Based on January 2022 sales estimates, $1,800/oz Au and $19/lb molybdenum. 2022e EBITDA expected to exceed $13 bn assuming $4.50/lb Cu, $1,800/oz Au and $19/lb molybdenum.

Note: EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Successful Ramp-up of Grasberg Underground Mines

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- 4Q21 annualized metal production reached ramp-up targets
- Major accomplishment – establishes Grasberg Complex as world's largest underground mine


2021-2023e Annual Average Target
>1.5 bn lbs Cu & 1.6 mm ozs Au
Quarterly Production Annualized as % of Targeted Average 2021-2023e
100%
75%
50%
25%
0%
4Q19
4Q20
4Q21
2022e



Note: Includes production from Grasberg Block Cave, DMLZ, DOZ and Big Gossan.
e = estimate. See Cautionary Statement.

Significant Underground Development

Grasberg Block Cave (GBC), DMLZ & Big Gossan, *2004-2021*

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Underground Development in Grasberg Minerals District


Grasberg Open Pit
Grasberg BC
Kucing Liar
Big Gossan
DOZ
DMLZ

as of year-end 2003

as of year-end 2021


UG development since 2004
Grasberg Open Pit
Grasberg BC
Kucing Liar
Big Gossan
DOZ
DMLZ
AB Adits

Key Accomplishments

- Over 350 miles of tunneling
- Over 7 miles of UG Rail (10 trains operating)
- 4 gyratory crushers operating
- 5 miles of conveyor belting constructed
- 300-person capacity service shaft operating
- 510 drawbells opened
- 348,000 m^2 undercut (~70 football fields)
- On track to achieve long-term rates in excess of 200k t/d


AB Adits
2004


Ventilation Tunnels
2008


GBC Rail Unloading Station
2018

See Cautionary Statement.

Future Growth Embedded in Existing Asset Base

Provides Increased Leverage to Higher Copper Prices

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New Leach Technologies Americas

- Focused on initiatives to advance sulfide leaching technologies and to drive continuous recovery improvement
- Success would enable utilization of latent tank house capacity with limited capital investment

Bagdad Expansion Arizona

- Double concentrator capacity
- Commencing feasibility study, stakeholder engagement
- Increasing confidence in commencing construction in 2023 for potential 2026 start-up

Lone Star Expansions Arizona

- Near-term oxide expansions
- Increasing exploration to define resource
- Potential long-term sulfide investment in concentrator

El Abra Expansion Chile

- Large sulfide resource supports a major expansion opportunity
- Preparations for submitting environmental impact statement and stakeholder engagement
- Monitoring regulatory considerations

Kucing Liar Grasberg District Indonesia

PT FREEPORT INDONESIA

- Commenced development of underground copper/gold reserves
- Benefits from substantial shared infrastructure

See Cautionary Statement.

Lone Star Update

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Oxides

2P Reserves: 4.9 billion lbs


75
96
120 (1)
Stacking rate (k t/d)
Low capital intensity investment in additional mining and processing equipment
Original Design 2020 start-up
2021
Incremental Expansion
~200 mm
~250 mm (2) lbs/annum
~300 mm

Sulfides

Mineral Potential: ~50 billion lbs [3]

- **Success of oxide development advances opportunity for scale**
- **Design to incorporate combined leach and concentrate facilities – similar to Morenci**
- **Next steps**
  - Ongoing exploration to support metallurgical testing
  - Scoping studies/mine planning scenarios

(1) Initially at 105k t/d with ramp-up to 120k t/d by 2024.
(2) Excludes historic Safford leach material which currently approximates 25 mm lbs/annum.
(3) Estimated mineral potential includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves.
e = estimate See Cautionary Statement.

Advancing New Leach Technologies

Taking Leach to the Next Level

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- Industry leader with long history of leach production
- Internal and external initiatives to advance sulfide leaching technologies and to drive continuous recovery improvement
- Data analytics providing new insights to drive additional value
- Focused on traditional ores and ores that have been typically considered difficult to leach, like chalcopyrite
- Leveraging both R&D and in-field trials at existing leach stockpiles and future opportunities to recover copper from below mill cut-off grade material
- Success would enable utilization of latent tank house capacity with limited capital investment
- Low carbon footprint

Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods

38 bn lbs Contained*


Balance North America 34%
Morenci 50%
South America 16%

** Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves and mineral resources.*

See Cautionary Statement.

World's Premier Publicly Traded Copper Producer

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- **Portfolio of High-Quality Copper / Gold Assets with Embedded Growth Options**
  Difficult to Replicate
- **Strong Track Record** and Commitment to Communities / Environmental Responsibility
- **Technically Proficient**
  Proven Capabilities
- **Experienced** Management Team
- **Industry Leader** with Size, Scale and Durability
- **Copper Supported** by Positive Long-Term Fundamentals
- **Growing Production** and **Cash Flow** Profile


ELECTRIFYING
THE FUTURE
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Financial Review & Outlook

4Q 2021 Operations Update

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North America

Cu Sales: 364 mm lbs

- **Lone Star/Safford**
  - Produced 265 mm lbs in 2021 (exceeded design)
  - Proceeding with incremental expansion to 300 mm lb/annum
- **Morenci**
  - Leach projects in focus

South America

Cu Sales: 286 mm lbs

- **Cerro Verde - Peru**
  - 4Q21 mill avg: 377k mt/d
  - Targeting ~400k mt/d in 2022
  - Successful completion of multi-year labor agreements
- **El Abra - Chile**
  - Increasing operating rates to pre-COVID-19 pandemic levels
  - Expect 30% increase in 2022 production
  - New leach pad is under construction

Indonesia

Cu Sales: 370 mm lbs
Au Sales: 392 k ozs

- **Grasberg Underground**
  - 4Q21 annualized metal production achieved post ramp-up targets
  - DMLZ/GBC operating rates
    - 4Q21 Avg: ~161k t/d; 18% above 3Q rates
  - Advancing Kucing Liar development
  - Advancing new SAG Mill - expected in mid-2023
  - Advancing dual-fuel power plant and mill recovery/efficiency project

See Cautionary Statement.



Indonesia Downstream Processing Update

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- **PT-FI committed in 2018 IUPK to construct 2 mm tpy in-country Cu concentrate processing capacity by December 2023**
  - Construction of new greenfield smelter has been delayed by COVID-19
  - Project expected to be completed as soon as feasible in 2024*
  - PT Smelting expansion expected to be completed by end of 2023
- **Capital costs shared 51% / 49% (PT Inalum/FCX)**
- **Smelter spend to be debt financed**
- **Annual debt service cost expected to be essentially offset by phase out of export duty**

Preliminary Estimate of Spending on Greenfield Smelter and PMR

($ in bns)


$0.2
$1.4
$1.1
$0.4
2021
2022e
2023e
2024e

NOTE: Capital spending on the new smelter will be debt financed (economics shared 49% by FCX) and will not be deducted from cash available for returns to shareholders. Excludes capitalized interest, owner's costs and commissioning.

4Q Progress Report


MANYAR SMELTER PROJECT
10 January 2022
Aerial View from South East to North West
Pile Driving Work FCF, PIT, & Anode Area - Smelter Area B

- **New greenfield smelter - Progressed site preparation activities**
- **PT Smelting expansion - Completed commercial arrangements**

NOTE: See slide 40 for additional details.
** Dependent on no further COVID-19-related disruptions.*
e = estimate. See Cautionary Statement.

Annual Sales Profile
January 2022 Estimate

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Copper Sales(1) *(billion lbs)*


5
4
3
2
1
0
3.2
3.8
4.3
4.5
4.2
2020
2021
2022e
2023e
2024e

(1) Consolidated copper sales include 608 mm lbs in 2020, 741 mm lbs in 2021, 847 mm lbs in 2022e, 1,479 mm lbs in 2023e and 1,409 mm lbs in 2024e for noncontrolling interests; excludes purchased copper.

(2) Consolidated gold sales include 158k ozs in 2020, 253k ozs in 2021, 296k ozs in 2022e, 804k ozs in 2023e and 820k ozs in 2024e for noncontrolling interests.

e = estimate. See Cautionary Statement.

Gold Sales(2) *(million ozs)*


2
1
0
0.9
1.4
1.6
1.8
1.6
2020
2021
2022e
2023e
2024e

Molybdenum Sales *(million lbs)*


100
75
50
25
0
80
82
80
80
80
2020
2021
2022e
2023e
2024e

2022e Quarterly Sales

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Copper Sales

(million lbs)


1,200
1,000
800
600
400
200
0
970
1,075
1,125
1,130
1Q22e
2Q22e
3Q22e
4Q22e

Note: Consolidated copper sales include 183 mm lbs in 1Q22e, 207 mm lbs in 2Q22e, 230 mm lbs in 3Q22e and 227 mm lbs in 4Q22e for noncontrolling interests; excludes purchased copper.

Gold Sales

(thousand ozs)


500
400
300
200
100
0
380
400
400
400
1Q22e
2Q22e
3Q22e
4Q22e

Note: Consolidated gold sales include 71k ozs in 1Q22e, 75k ozs in 2Q22e, 75k ozs in 3Q22e and 75k ozs in 4Q22e for noncontrolling interests.

Molybdenum Sales

(million lbs)


25
20
15
10
5
0
20
20
20
20
1Q22e
2Q22e
3Q22e
4Q22e

e = estimate. See Cautionary Statement.

Reconciliation of 2021 Unit Net Cash Cost Guidance for 2022e

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($ and ¢ per pound of copper)	2021 Actual Price Realizations $4.33 Cu / $1,796 Au / $15.56 Mo	Impacts Energy, Acid, Labor, M&S, higher volumes*	2022e Guidance Price Assumptions $4.50 Cu / $1,800 Au / $19 Mo
Site Production & Delivery	$1.93	+2¢	$1.95
By-product Credits	(0.89)	-3¢	(0.92)
Treatment Charges	0.16	No Change	0.16
Royalties & Export Duties	0.14	+2¢	0.16
Net Unit Cash Costs	$1.34		$1.35

e = estimate. See Cautionary Statement.

* Energy +5¢/lb, acid +5¢/lb, labor and outside services 5¢/lb, materials & supplies (M&S) 3¢/lb, mostly offset by higher volumes (~16¢/lb)



EBITDA and Cash Flow at Various Copper Prices

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($ in bns except copper, gold and molybdenum prices)

EBITDA | ($1,800/oz gold, $19/lb molybdenum)



$20
$15
$10
$5
$0
Average
'23e/'24e
Cu $4.00/lb
Cu $4.50/lb
Cu $5.00/lb

Operating cash flow | Excludes working capital changes ($1,800/oz gold, $19/lb molybdenum)



$15
$12
$9
$6
$3
$0
Average
'23e/'24e
Cu $4.00/lb
Cu $4.50/lb
Cu $5.00/lb

Sensitivities Average '23e/'24e
(US$ in mms)

EBITDA

Copper	+/-$0.10/lb	$430
Molybdenum	+/-$1.00/lb	$ 80
Gold	+/-$50/oz	$ 85
Currencies(1)	+/-10%	$190
Diesel	+/-10%	$ 70

Operating Cash Flow

Copper	+/-$0.10/lb	$325
Molybdenum	+/-$1.00/lb	$ 70
Gold	+/-$50/oz	$ 55
Currencies (1)	+/-10%	$135
Diesel	+/-10%	$ 50

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

(1) U.S. Dollar Exchange Rates: 844 Chilean peso, 14,300 Indonesian rupiah, $0.72 Australian dollar, $1.13 Euro, 4.04 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

Consolidated Capital Expenditures

Excluding Indonesia Smelter Projects CAPEX [1]

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($ in bns)
Net of Scheduled Contributions
$1.9
$1.7(2)
Major Projects
$1.3
Other
$0.6
$3.3
$3.1(2)
Planned
$1.4(3)
Discretionary
$0.6
$1.3
$2.7
Planned
$0.7(3)
Discretionary
$0.7
$1.3
2021
2022e
2023e



(1) See slide 18; Indonesia smelter projects expected to be funded with debt financing.
(2) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.
(3) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.2 bn in 2022e and $0.6 bn in 2023e). For detail of discretionary spending see slide 24.

NOTE: Amounts include capitalized interest. Discretionary CAPEX will be excluded from the free cash flow calculation for purposes of the performance-based payout framework.
e= estimate. See Cautionary Statement.

Recent New Discretionary Capital Additions*

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Kucing Liar

- Commenced long-term mine development activities
- Approximate 10-year development timeframe
- Sustain large-scale, low-cost Cu/Au production
- Capital investment: ~$400 mm/yr average (~$200 mm in 2022e)
- > 6 bn lbs copper & 5 mm ozs gold
  - ~ 600 mm lbs/500K ozs per annum

Grasberg Mill Recovery Project

- Installing new copper cleaner circuit
- Improved copper concentrate grades and metal recoveries
- Capital investment: ~$420 mm (~$200 mm in 2022e)
- Targeted completion: 1H24e
- +60 mm lbs/yr & +40K ozs/yr of incremental metal

Lone Star Oxide Expansion

- Low capital intensity investment
- Capital investment: ~$250 mm (~$150 mm in 2022e)
- Increase stacking rate: 95k t/d to 120k t/d
- Targeting 300 mm lbs of copper/annum by 2023
  - +50 mm lbs/yr of incremental production

Atlantic Copper CirCular

- Recycle electronic material
- Commencing engineering/sourcing of material
- Capital investment: ~$320 mm (~$100 mm in 2022e)
- Expect to commission in 2024; full rates in 2025
- ~$60 mm per annum in incremental EBITDA

*These discretionary projects and the Indonesia smelter projects will be excluded from the free cash flow calculation for purposes of the performance-based payout framework.
e = estimate. See Cautionary Statement.

Solid Balance Sheet and Credit Metrics

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Net Debt(1)

Recent Investment Grade upgrades by Moody's and Fitch

($ bns)


$6.1
$1.4(2)
12/31/2020
12/31/2021

	12/31/2020	12/31/2021
Net Debt / Adjusted EBITDA (3)	1.5x	0.1x

(1) Net debt equals consolidated debt less consolidated cash and cash equivalents.
(2) Consolidated debt of $9.5 bn and consolidated cash of $8.1 bn. Debt includes $432 mm associated with the Indonesia smelter projects.
(3) Trailing 12-months.
See Cautionary Statement.

Financial Policy

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Strategic Objectives

Maintain strong balance sheet [(1)]

Increase cash returns to shareholders

Advance organic growth opportunities

Commenced Performance-Based Payout Framework in November 2021

Base dividend

- Annual rate of $0.30 per share
- Declared and paid quarterly in Feb / May / Aug / Nov

Variable dividend

- Board approved $0.30/share for 2022
- Intend to pay quarterly in 2022 with base dividend

Share repurchase program

- Board authorized $3.0 bn share buyback
- $600 mm repurchased to date (15.4 mm shares @ ~$39/share)

Designed to Return up to 50% of Free Cash Flow[(2)] to Shareholders

Board will assess future cash returns at least annually based on performance

(1) Net Debt not to exceed $3 - $4 bn, excluding project debt for additional smelting capacity in Indonesia.
(2) Available cash flows generated after planned capital spending (excluding Indonesia smelter projects funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.
See Cautionary Statement.

Increasing Shareholder Returns

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Combination of dividends and repurchases designed to achieve 50% performance-based payout

Cash Returns Timeline

FEBRUARY 2021
Reinstated common stock dividend

JUNE 2021
Achieved net debt target

NOVEMBER 2021
Commenced share repurchase program and announced increase in common stock dividends


Potential ~$3.3 bn*
Share Repurchases
$2.4 billion remains available under Board authorization*
Variable Dividend $0.30/share
Base Dividend $0.30/share
$0.8 bn
2021
2022e



* *Timing of repurchase program will be dependent on cash flows and managed to implement the 50% performance-based payout framework (see slide 26).*
e = estimate. See Cautionary Statement.

Executing Clearly Defined Strategy Focused on Copper

BUILDING VALUE FOR SHAREHOLDERS

- Strong cash flow generation and balance sheet
- Favorable operational and market outlook
- Responsible producer with proven track record
- Advancing future organic growth opportunities
- Successful ramp-up of Grasberg underground mines
- Increasing cash returns to shareholders

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Reference Slides

Our COVID-19 Response

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Prioritizing the Health &
Well-Being of Our
Workforce


Supporting
Our Communities


Serving
Our Customers

Active and preventive management, through the implementation of global health guidelines, including testing, screening, tracking and vaccine program

Providing monetary and in-kind contributions of medical supplies and food in areas where we operate

As a leading supplier of copper to the global economy, FCX continues to meet the needs of its customers

WE ARE IN THIS TOGETHER

Electrifying the Future – 2021 ESG Highlights

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- ✓ Announced **2050 Net Zero** aspiration, established **new 2030 PT-FI GHG emissions intensity reduction target**
- ✓ **Copper Mark** awarded at over 50% of our global copper-producing sites, with more to come
- ✓ Successfully **achieved Board of Directors refreshment** objectives, **enhancing diversity and expertise**
- ✓ Investments exceeded **$160 million** in our global **communities**
- ✓ Completed independent, third-party **Human Rights Impact Assessment** at El Abra; Arizona is underway
- ✓ Advanced implementation of the **Global Industry Standard on Tailings Management** at Americas sites
- ✓ **Climate, tailings management and workforce diversity and inclusion priorities** incorporated into executive annual compensation program



Responsibly produced copper is critical for the technologies needed to enable global decarbonization

Note: PT-FI reduction target is in addition to the 2030 Americas GHG emissions intensity reduction target. For more information on FCX's climate strategy, see our 2020 Climate Report at fcx.com/sustainability. To date, seven FCX sites have been awarded The Copper Mark: Morenci, Cerro Verde, El Abra, Atlantic Copper, the Miami smelter and mine, the El Paso refinery, and Bagdad.

The Copper Mark


THE COPPER MARK
PESO NETO : 2454Kg
CALAMA - CHILE
MAQUINA : MAQUINA 2
CORRELATIVO : 2
NUMERO PLACAS : 36
CALIDAD : HIGH GRADE
FEC.PRODUCCION : 3/22/2021
FEC.PESAJE : 22/03/2021 09:59
THE COPPER MARK
RESPONSIBLY PRODUCED COPPER

Recognition for Responsible Production

- Assurance framework developed to demonstrate the copper industry's responsible production practices and contribution to the United Nations Sustainable Development Goals
- Producers participating in The Copper Mark are committed to adhering to internationally recognized responsible operating practices
- Framework covers 32 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative's Risk Readiness Assessment
- Requires third-party assurance of site performance and independent Copper Mark validation every three years
- FCX is committed to achieving The Copper Mark at all of our copper producing sites
- The Copper Mark is currently evaluating an extension of its framework to metals that are produced as a by-product of copper

COPPER MARK STATUS BY SITE:

AWARDED	LETTER OF COMMITMENT	PLANNED
Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ) Cerro Verde mine (Peru) El Abra mine (Chile) El Paso refinery (TX) Miami mine & smelter (AZ) Morenci mine (AZ)	Chino mine (NM) Safford mine (AZ) Sierrita mine (AZ) Tyrone mine (NM)	PT-FI mine (Indonesia)

Note: Copper Mark status as of 12/15/2021

Financial Highlights

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Sales Data	4Q21	2021
Copper		
Consolidated Volumes *(mm lbs)*	1,020	3,807
Average Realization *(per lb)*	$ 4.42	$ 4.33
Site Production & Delivery Costs *(per lb)* (1)	$ 1.96	$ 1.93
Unit Net Cash Costs *(per lb)*	$ 1.29	$ 1.34
Gold		
Consolidated Volumes *(000's ozs)*	395	1,360
Average Realization *(per oz)*	$1,808	$1,796
Molybdenum		
Consolidated Volumes *(mm lbs)*	19	82
Average Realization *(per lb)*	$19.42	$15.56

Financial Results (in billions, except per share amounts)

Revenues	$ 6.2	$ 22.8
Net Income Attributable to Common Stock	$ 1.1	$ 4.3
Diluted Net Income Per Share	$ 0.74	$ 2.90
Operating Cash Flows (2)	$ 2.3	$ 7.7
Capital Expenditures	$ 0.8	$ 2.1
Total Debt	$ 9.5	$ 9.5
Consolidated Cash and Cash Equivalents	$ 8.1	$ 8.1

(1) Includes nonrecurring labor-related charges at Cerro Verde for collective labor agreements reached with its hourly employees totaling 2¢/lb of copper for 4Q21 and 2021.

(2) Includes working capital and other sources of $0.4 bn for 4Q21 and $0.8 bn for 2021.



4Q21 Mining Operating Summary

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Sales From Mines for 4Q21 & 4Q20 *by Region*


North America
South America (2)
Indonesia (3)
364
320
Cu
mm lbs
19 (1)
21 (1)
Mo
mm lbs
286
260
370
286
392
293
Au
000 ozs
4Q21
4Q20
4Q21
4Q20
4Q21
4Q20
4Q21
4Q20
4Q21
4Q20

4Q21 Unit Production Costs *(per lb of Cu)*

	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery, excl. adjs.	$2.19	$2.30 (4)	$1.47	$1.96
By-product Credits	(0.39)	(0.36)	(2.06)	(0.98)
Treatment Charges	0.10	0.13	0.24	0.16
Royalties & Export Duties	-	0.01	0.43	0.15
Unit Net Cash Costs	**$1.90**	**$2.08** (4)	**$0.08**	**$1.29**

(1) Includes 7 mm lbs in 4Q21 and 5 mm lbs in 4Q20 from South America.
(2) Silver sales totaled 1.0 mm ozs in 4Q21 and 0.9 mm ozs in 4Q20.
(3) Silver sales totaled 1.6 mm ozs in 4Q21 and 1.3 mm ozs in 4Q20.
(4) South America includes 6¢/lb associated with nonrecurring labor-related charges at Cerro Verde for agreements reached with its hourly employees.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q21 press release, which is available on FCX's website.

2022e Outlook

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Sales Outlook	Unit Net Cash Cost of Copper	Operating Cash Flows (2)	Capital Expenditures
• **Copper:** 4.3 billion lbs • **Gold:** 1.6 million ozs • **Molybdenum:** 80 million lbs	• **Site prod. & delivery** ○ 2022e: $1.95/lb ○ 1Q22e: $1.99/lb • **After by-product credits** (1) ○ 2022e: $1.35/lb ○ 1Q22e: $1.35/lb	• **~$8 billion**(3) **@ $4.50/lb copper** • **Each 10¢/lb change** in copper in 2022e = $365 million impact	• **$3.3 billion** (4) (excluding smelter(5)) ○ $2.0 billion for major projects ○ $1.3 billion for other mining

(1) Assumes average prices of $1,800/oz gold and $19/lb molybdenum in 2022e.

(2) Assumes average prices of $1,800/oz gold and $19/lb molybdenum in 2022e; each $100/oz change in gold would have an approximate $100 mm impact and each $2/lb change in molybdenum would have an approximate $110 mm impact.

(3) Net of $1.3 billion of working capital and other uses.

(4) PT Inalum scheduled contributions in 2022e approximate $0.2 bn. Major projects CAPEX includes $1.4 bn for planned projects and $0.6 bn of discretionary projects.

(5) Indonesia smelter projects are currently being funded through PT-FI's $1 bn unsecured bank credit facility.

e = estimate. See Cautionary Statement.



2021 and 2022e Sales by Region

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2021 Sales *by Region*


North America
South America
Indonesia
1,436
Cu
mm lbs
82 (1)
Mo
mm lbs
1,055
1,316
1.36 (2)
Au
mm ozs

2022e Sales *by Region*


North America
South America
Indonesia
1,550
Cu
mm lbs
80 (1)
Mo
mm lbs
1,180
1,570
1.58 (2)
Au
mm ozs

(1) Includes molybdenum produced in South America.
(2) Includes gold produced in North America.

e = estimate. See Cautionary Statement.

2021 and 2022e

Unit Production Costs by Region

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793B
65

2021 Unit Production Costs *(per lb of Cu)*	**North America**	**South America**	**Indonesia**	**Consolidated**
Cash Unit Costs				
Site Production & Delivery *[1]*	$2.13	$2.23[2]	$1.49	$1.93[2]
By-product Credits	(0.33)	(0.32)	(1.95)	(0.89)
Treatment Charges	0.09	0.13	0.24	0.16
Royalties & Export Duties	-	0.01	0.41	0.14
Unit Net Cash Costs	**$1.89**	**$2.05**[2]	**$0.19**	**$1.34**[2]

2022e Unit Production Costs *(per lb of Cu)*	**North America**	**South America**	**Indonesia**	**Consolidated**
Cash Unit Costs *[3]*				
Site Production & Delivery *[1]*	$2.28	$2.26	$1.39	$1.95
By-product Credits	(0.38)	(0.36)	(1.88)	(0.92)
Treatment Charges	0.10	0.15	0.24	0.16
Royalties & Export Duties	-	0.01	0.43	0.16
Unit Net Cash Costs	**$2.00**	**$2.06**	**$0.18**	**$1.35**

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes nonrecurring labor-related charges at Cerro Verde for collective labor agreements reached with its hourly employees totaling 6¢/lb of copper in South America and 2¢/lb consolidated.
(3) Estimates assume average prices of $4.50/lb for copper, $1,800/oz for gold and $19/lb for molybdenum for 2022e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q21 press release, which is available on FCX's website.
e = estimate. See Cautionary Statement.

Grasberg - World Class Block Cave Design

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Substantial Infrastructure in Place to Support Large-Scale Production

Grasberg Block Cave


Plan View
N
Future PB
PB = Production Block
3 Cave Fronts

5 Production Blocks
Currently Active

Ramp-up Schedule
(000's t/d of Ore)


9
31
71
106
123
130
135
2019
2020
2021
2022e
2023e
2024e
2025e

- Continuation of Ore Mined in Open Pit (300 meters below)
- 857 mm t @ 1.06% Copper & 0.71 g/t Gold
- YE 2021 Reserves: 17 bn lbs Copper; 13 mm ozs Gold
- YE 2021 Footprint: 228,000 Sq Meter (over 55 acres)
- Life of Mine: 725,000 Sq Meter Footprint (180 acres)
- Fully Autonomous Underground Rail System
- Annual Production @ Avg. Reserve Grade[(1)]
  - 960 mm lbs Copper & 720,000 ozs Gold

DMLZ


Plan View
Future PB
PB4
Higher Elevation
Future PB
1
2
Current Cave
PB2
PB1
2 Cave Fronts
PB = Production Block

3 Production Blocks,
2 Currently Active

Ramp-up Schedule
(000's t/d of Ore)


10
29
58
68
69
73
67
2019
2020
2021
2022e
2023e
2024e
2025e

- Located Below DOZ Underground Block Cave Mine
- 1,500 meters below surface
- 412 mm t @ 0.85% Copper & 0.73 g/t Gold
- YE 2021 Reserves: 7 bn lbs Copper; 8 mm ozs Gold
- YE 2021: 120,000 Sq Meter Footprint (~30 acres)
- Life of Mine: 450,000 Sq Meter Footprint (110 acres)
- Annual Production @ Avg. Reserve Grade[(1)]
  - 465 mm lbs Copper & 540,000 ozs Gold

(1) Access to higher ore grades expected in early years of production.
e = estimate. See Cautionary Statement.

PT-FI Mine Plan

Metal Sales, 2020 – 2026e



Copper **2022e – 2026e**

Total: 7.9 billion lbs copper
Annual Average: ~1.6 billion lbs

Gold **2022e – 2026e**

Total: 7.8 million ozs gold
Annual Average: ~1.6 million ozs


0.8
0.84
Cu
bn
lbs
Au
mm
ozs
1.3
1.3
1.6
1.6
1.65
1.8
1.65
1.6
1.5
1.4
1.5
1.4
2020
Transition Year
2021
2022e
2023e
2024e
2025e
2026e

NOTE: Amounts are projections. Timing of annual sales will depend on a number of factors, including operational performance, timing of shipments, and other factors. FCX's economic interest in PT-FI approximates 81.27% through 2022 and 48.76% thereafter.

e = estimate. See Cautionary Statement.

Indonesia Downstream Processing Activities

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New Greenfield Smelter

- 1.7 mm mt of annual concentrate capacity
- Designed to be world's largest flash smelter/convertor facility
- Advancing groundwork/preparation
- Project expected to be completed as soon as feasible in 2024*
- Target price: ~$2.8 bn**

** Dependent on no further COVID-19-related disruptions*
*** Excludes capitalized interest, owner's costs and commissioning*

PT Smelting Expansion

- 30% increase to existing smelter to add 300,000 mt of annual concentrate capacity
- Completed commercial arrangements in 4Q21
- Target completion of YE 2023
- Cost estimate: $250 mm

Precious Metals Refinery (PMR)

- To be constructed to process gold and silver from new greenfield smelter and PT Smelting
- Cost estimate: $250 mm


PT FREEPORT INDONESIA
Gresik

e = estimate. See Cautionary Statement.

FCX Debt Maturities as of 12/31/21

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(US$ bns)


$8
$6
$4
$2
$0
$0.3
CV Non-recourse
$1.0
3.875% Sr. Notes
$0.8
4.55% Sr. Notes
$0.2
$0.3
$0.7
5.00% Sr. Notes & FMC Sr. Notes
$6.2
4.125%, 4.375%, 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2022
2023
2024 (2)
2025
2026
2027
Thereafter

Total Debt & Cash	at 12/31/21
FCX Revolver	$ -
Senior Notes	8.6
Cerro Verde Term Loan	0.3
PT-FI Term Loan (1) & Other	0.6
Total Debt	$ 9.5
Consolidated Cash and Cash Eq.	$ 8.1
Undrawn FCX Credit Facility	3.5
Total Liquidity	$ 11.6

(1) $557 mm was available under PT-FI's $1.0 bn, five-year, unsecured bank credit facility.
(2) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX's revolver balance, which matures in 2024.

4Q21 Copper Realization & 1Q22e Guidance

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4Q21 LME Average Copper Price	$4.40/lb
3-Mo. Fwd Price for Copper at the End of December	$4.42/lb
FCX 4Q21 Consolidated Copper Price Realization	$4.42/lb (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 4Q21 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $187 mm Net income: $75 mm Earnings/share: $0.05
1Q22e Open Pound Guidance	• Open lbs priced at $4.42/lb on 12/31/21 • Each $0.05 change in avg copper price in 1Q22 = $12 mm impact to 2022e net income • LME copper settled at $4.42/lb on 1/25/22



e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

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($ in mm)

	4Q21	2021	2020
Net income attributable to common stock	$1,106	$4,306	$ 599
Interest expense, net	171	602	598
Income tax provision	626	2,300	944
Depreciation, depletion and amortization	568	1,998	1,528
Metals inventory adjustments	1	16	96
Net gain on sales of assets	(17)	(80)	(473)
Accretion and stock-based compensation	38	170	192
Other net charges [(1)]	313	442	395
Loss on early extinguishment of debt	-	-	101
Other expenses (income), net	161	105	(59)
Net income attributable to noncontrolling interests	252	1,059	266
Equity in affiliated companies' net earnings	(11)	(6)	(12)
FCX Adjusted EBITDA [(2)]	**$3,208**	**$10,912**	**$4,175**

(1) The 2021 periods primarily includes adjustments to reclamation liabilities at PT-FI ($340 mm in 4Q21 and for 2021), net adjustments to environmental obligations ($26 mm in 4Q21 and $41 mm for 2021) and nonrecurring labor-related charges at Cerro Verde ($18 mm in 4Q21 and $92 mm for 2021). The 2021 charges were partly offset by net credits primarily associated with refunds of Arizona transaction privilege taxes related to purchased electricity ($27 mm) and adjustments to prior-period profit sharing at Cerro Verde ($26 mm). For 2020, other net charges primarily include a talc-related litigation accrual, partly offset by net favorable adjustments to environmental obligations ($113 mm) and costs directly associated with the COVID-19 pandemic and revised operating plans, including employee separation costs ($226 mm).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

ELECTRIFYING THE FUTURE


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